SUBSCRIPTION AGREEMENT

                                               May 9, 2005

New Generation Holdings, Inc.
245 Park Avenue, 39th Floor
New York, New York 10167

Gentlemen:

      The undersigned investor (the "Investor") hereby agrees with you as follows:

      1. The Investor hereby agrees to purchase Nine Hundred Thirty-Seven Thousand Five Hundred (937,500) separable units (the "Units") of New Generation Holdings, Inc., a Delaware corporation (the "Company") for an aggregate purchase price of US$93,750. Each Unit shall consist of: (a) one (1) share (a "Share") of Common Stock, par value US$0.001 per share of the Company, and (b) a warrant (a "Warrant") to purchase one (1) share of Common stock, par value US$0.001 per share, of the Company for every two (2) Shares at a price of US$0.35 per share for a period of three (3) years from the date hereof

      2. In connection with its purchase the Investor shall deliver (or has delivered), in addition to two (2) executed copies of this Agreement, its check, subject to collection, for the full amount of the purchase price of the Units payable to the order of "New Generation Holdings, Inc." in the amount set forth at the end of this Agreement. In lieu of delivery of a check, the Investor may send a wire transfer of immediately available funds and can get appropriate wire transfer instructions from the Company. The Investor agrees and acknowledges that this Subscription Agreement is and shall be irrevocable and that the purchase price is due and payable upon execution hereof.

      3. The Investor represents, warrants and agrees as follows, and the Investor acknowledges that the Investor has full knowledge that the Company intends to rely on such representations, warranties and agreements:

            (a) The Investor understands that this transaction has not been reviewed or passed upon by any governmental agency, Federal or state; that the Investor must bear the economic risk of all or part of its investment for an indefinite period; that the Units have not been registered under the United States Securities Act of 1933, as amended (the "1933 Act") and, therefore, cannot be resold or otherwise disposed of unless subsequently registered under the 1933 Act or unless an exemption from such registration is available; that the Investor is purchasing the Units for investment for the account of the Investor and not with any view toward resale or other distribution thereof; that the Investor agrees not to resell or otherwise dispose of all or any part of the Units, except as permitted by law, including, without limitation, any and all applicable regulations under the 1933 Act. For the foregoing reasons, an Investor will be required to retain ownership of the Units and bear the economic risk of its investment for an indefinite period.

            (b) The Investor has no need for liquidity in connection with its purchase of the Units.

            (c) The Investor currently has and had immediately prior to receipt of any offer regarding the Company such knowledge and experience in financial and business matters as to be able to evaluate the merits and risks of an investment in the Units.

            (d) The Investor is not acquiring the Units with a view to realizing any benefits under United States Federal income tax laws, and no representations have been made to the Investor that any such benefits will be available as a result of the Investor's acquisition, ownership, or disposition of the Units.

            (e) One or more of the categories set forth below correctly and in all respects describes each Investor, and the Investor has so indicated by signing its name, or by directing its duly authorized representatives to sign in its name and on its behalf, by circling the category or categories which so describe it or, if no such categories are applicable, it has so indicated by signing its name in the blank line that immediately follows:

                  (i) The Investor is a natural person whose net worth, either individually or jointly with such person's spouse, at the time of its purchase, exceeds $1,000,000.

                  (ii) The Investor is a natural person who had individual income in excess of $200,000 (or joint income with the Investor's spouse in excess of $300,000) in 2002 and 2003 and reasonably expects to have individual income in excess of $200,000 (or joint income with the Investor's spouse in excess of $300,000) in 2004.

                  (iii) The Investor is a director or executive of the Company.

                  (iv) The Investor is an entity which falls within one of the following categories of institutional accredited investors set forth in Rule 501(a) of Regulation D ("Regulation D") under the 1933 Act (sign on blank line following category of institutional accredited investor which describes the Investor):

                        (A) A bank as defined in Section 3(a)(2) of the 1933 Act or a savings and loan or other institution as defined in Section 3(a)(5)(A) of the 1933 Act, whether acting in regard to this investment in its individual or a fiduciary capacity.

                        (B) An insurance company as defined in Section 2(13) of the 1933 Act.

                        (C) An investment company registered under the Investment Company Act of 1940.

                        (D) A business development company as defined in Section 2(a)(48) of the Investment Company Act of 1940.

                        (E) A Small Business Investment Company licensed by the U.S. Small Business Administration under Section 301(c) or (d) of the Small Business Investment Act of 1958.

                        (F) An employee benefit plan within the meaning of Title I of the Employee Retirement Income Security Act of 1974, if the investment decision regarding this investment was made by a bank, insurance company or registered investment adviser, acting as a plan fiduciary, as defined in Section 3(21) of such act.

                        (G) An employee benefit plan within the meaning of Title I of the Employee Retirement Income Security Act of 1974 with total assets in excess of $5,000,000, whether or not the investment decision regarding this investment was made by a bank, insurance company or registered investment adviser.

                        (H) Private Business Development Company as defined in
Section 202(a)(22) of the Investment Advisers Act of 1940.

                        (I) An organization described in Section 501(c)(3) of the Internal Revenue Code, corporation, Massachusetts or similar business trust, or partnership, not formed for the specific purpose of acquiring the Units, with total assets in excess of $5,000,000.

                        (J) The Investor is an entity in which all of the equity holders are accredited investors as set forth in Rule 501(a)(8) of Regulation D and described in one or more of the categories set forth above in the subparagraphs of this Paragraph.

      4. The Investor understands that its answers to the questions set forth herein will be kept confidential by the Company. However, the Investor agrees that the Company may present this Subscription Agreement to those parties that it deems appropriate if called upon to establish the Company's entitlement to a limited or private offering exemption under the 1933 Act or any applicable state securities law.

      5. The Investor agrees that upon the request of the Company, at any time prior to closing of the transactions contemplated hereby, the Investor shall promptly execute and deliver to the Company any agreements or instruments as it may reasonably request in order to effect the purchase and issuance of the Units.

      6. The Company shall have the right, in its sole discretion, to imprint upon the Shares and Warrants issued hereunder any legends relating to the 1933 Act or state securities law or other applicable law as it deems necessary or advisable; provided, however, that the Company agrees to remove such legend and bear all costs and expenses of removal upon the registration of the Shares or the Company's common stock underlying the Warrants (the "Underlying Shares") upon the applicability of an exemption from registration with respect to such Shares and/or Underlying Shares.

      7. The representations, warranties and agreements herein contained are made and given for the benefit of the Company and to induce the Company to sell and issue the Units to the Investor and each constitutes a material portion of the consideration therefor. The undersigned shall not be entitled to cancel, terminate or revoke this subscription except as permitted by applicable law.

      8. Each party hereto will pay its own expenses relating to this Subscription Agreement and the purchase of the Units by the Investor hereunder.

      9. This Subscription Agreement or any term hereof may not be changed, waived, discharged or terminated except with the prior written consent of the Investor and the Company.

      10. This Subscription Agreement shall be governed by and construed in accordance with the laws of the State of Delaware, without giving effect to principles of conflicts of law applicable thereto.

      11. This Subscription Agreement (i) shall be binding upon the Investor and the legal representatives, successors and assigns of the Investor, (ii) shall survive the closing of the transactions contemplated hereby and (iii) shall, if the Investor consists or more than one person, be the joint and several obligation of all such persons. This Subscription Agreement may be executed in one or more duplicate originals that shall, either singly or together, serve to represent one agreement between the parties.

      12. This Subscription Agreement shall not bind the Company until accepted by it.

            IN WITNESS WHEREOF, the Investor has executed this Subscription Agreement on the day and year first above written.


--------------------------------------------
(Name of Entity)



By:
    ----------------------------------------
         (Signature of Officer)
                                               Brusselsesteenweg 57
or                                             B-9280 Lebbeke
                                               Belgium
/s/ Alfons De Maeseneir
--------------------------------------------
(Name)

The Investor hereby agrees to purchase Nine Hundred and Thirty Seven Thousand and Five Hundred Units for an aggregate purchase price of US$93,750 (equivalent to 75,000 Euros at $/(euro) rate of 1.15).


THE FOREGOING SUBSCRIPTION AGREEMENT IS HEREBY AGREED TO BY THE COMPANY:

NEW GENERATION HOLDINGS, INC.


By: /s/ Jacques Mot                            Dated: May 9, 2005
   -----------------------------------------         ---------------------------
   Name:    Jacques Mot
   Title:   Chairman

                             SUBSCRIPTION AGREEMENT

                                               May 9, 2005

New Generation Holdings, Inc.
245 Park Avenue, 39th Floor
New York, New York 10167

Gentlemen:

      The undersigned investor (the "Investor") hereby agrees with you as follows:

      1. The Investor hereby agrees to purchase Two Million One Hundred Eighty-Seven Thousand Five Hundred (2,187,500) separable units (the "Units") of New Generation Holdings, Inc., a Delaware corporation (the "Company") for an aggregate purchase price of US$218,750. Each Unit shall consist of: (a) one (1) share (a "Share") of Common Stock, par value US$0.001 per share of the Company, and (b) a warrant (a "Warrant") to purchase one (1) share of Common stock, par value US$0.001 per share, of the Company for every two (2) Shares at a price of US$0.35 per share for a period of three (3) years from the date hereof

      2. In connection with its purchase the Investor shall deliver (or has delivered), in addition to two (2) executed copies of this Agreement, its check, subject to collection, for the full amount of the purchase price of the Units payable to the order of "New Generation Holdings, Inc." in the amount set forth at the end of this Agreement. In lieu of delivery of a check, the Investor may send a wire transfer of immediately available funds and can get appropriate wire transfer instructions from the Company. The Investor agrees and acknowledges that this Subscription Agreement is and shall be irrevocable and that the purchase price is due and payable upon execution hereof.

      3. The Investor represents, warrants and agrees as follows, and the Investor acknowledges that the Investor has full knowledge that the Company intends to rely on such representations, warranties and agreements:

            (a) The Investor understands that this transaction has not been reviewed or passed upon by any governmental agency, Federal or state; that the Investor must bear the economic risk of all or part of its investment for an indefinite period; that the Units have not been registered under the United States Securities Act of 1933, as amended (the "1933 Act") and, therefore, cannot be resold or otherwise disposed of unless subsequently registered under the 1933 Act or unless an exemption from such registration is available; that the Investor is purchasing the Units for investment for the account of the Investor and not with any view toward resale or other distribution thereof; that the Investor agrees not to resell or otherwise dispose of all or any part of the Units, except as permitted by law, including, without limitation, any and all applicable regulations under the 1933 Act. For the foregoing reasons, an Investor will be required to retain ownership of the Units and bear the economic risk of its investment for an indefinite period.

            (b) The Investor has no need for liquidity in connection with its purchase of the Units.

            (c) The Investor currently has and had immediately prior to receipt of any offer regarding the Company such knowledge and experience in financial and business matters as to be able to evaluate the merits and risks of an investment in the Units.

            (d) The Investor is not acquiring the Units with a view to realizing any benefits under United States Federal income tax laws, and no representations have been made to the Investor that any such benefits will be available as a result of the Investor's acquisition, ownership, or disposition of the Units.

            (e) One or more of the categories set forth below correctly and in all respects describes each Investor, and the Investor has so indicated by signing its name, or by directing its duly authorized representatives to sign in its name and on its behalf, by circling the category or categories which so describe it or, if no such categories are applicable, it has so indicated by signing its name in the blank line that immediately follows:

                  (i) The Investor is a natural person whose net worth, either individually or jointly with such person's spouse, at the time of its purchase, exceeds $1,000,000.

                  (ii) The Investor is a natural person who had individual income in excess of $200,000 (or joint income with the Investor's spouse in excess of $300,000) in 2002 and 2003 and reasonably expects to have individual income in excess of $200,000 (or joint income with the Investor's spouse in excess of $300,000) in 2004.

                  (iii) The Investor is a director or executive of the Company.

                  (iv) The Investor is an entity which falls within one of the following categories of institutional accredited investors set forth in Rule 501(a) of Regulation D ("Regulation D") under the 1933 Act (sign on blank line following category of institutional accredited investor which describes the Investor):

                        (A) A bank as defined in Section 3(a)(2) of the 1933 Act or a savings and loan or other institution as defined in Section 3(a)(5)(A) of the 1933 Act, whether acting in regard to this investment in its individual or a fiduciary capacity.

                        (B) An insurance company as defined in Section 2(13) of the 1933 Act.

                        (C) An investment company registered under the Investment Company Act of 1940.

                        (D) A business development company as defined in Section 2(a)(48) of the Investment Company Act of 1940.

                        (E) A Small Business Investment Company licensed by the U.S. Small Business Administration under Section 301(c) or (d) of the Small Business Investment Act of 1958.

                        (F) An employee benefit plan within the meaning of Title I of the Employee Retirement Income Security Act of 1974, if the investment decision regarding this investment was made by a bank, insurance company or registered investment adviser, acting as a plan fiduciary, as defined in Section 3(21) of such act.

                        (G) An employee benefit plan within the meaning of Title I of the Employee Retirement Income Security Act of 1974 with total assets in excess of $5,000,000, whether or not the investment decision regarding this investment was made by a bank, insurance company or registered investment adviser.

                        (H) Private Business Development Company as defined in
Section 202(a)(22) of the Investment Advisers Act of 1940.

                        (I) An organization described in Section 501(c)(3) of the Internal Revenue Code, corporation, Massachusetts or similar business trust, or partnership, not formed for the specific purpose of acquiring the Units, with total assets in excess of $5,000,000.

                        (J) The Investor is an entity in which all of the equity holders are accredited investors as set forth in Rule 501(a)(8) of Regulation D and described in one or more of the categories set forth above in the subparagraphs of this Paragraph.

      4. The Investor understands that its answers to the questions set forth herein will be kept confidential by the Company. However, the Investor agrees that the Company may present this Subscription Agreement to those parties that it deems appropriate if called upon to establish the Company's entitlement to a limited or private offering exemption under the 1933 Act or any applicable state securities law.

      5. The Investor agrees that upon the request of the Company, at any time prior to closing of the transactions contemplated hereby, the Investor shall promptly execute and deliver to the Company any agreements or instruments as it may reasonably request in order to effect the purchase and issuance of the Units.

      6. The Company shall have the right, in its sole discretion, to imprint upon the Shares and Warrants issued hereunder any legends relating to the 1933 Act or state securities law or other applicable law as it deems necessary or advisable; provided, however, that the Company agrees to remove such legend and bear all costs and expenses of removal upon the registration of the Shares or the Company's common stock underlying the Warrants (the "Underlying Shares") upon the applicability of an exemption from registration with respect to such Shares and/or Underlying Shares.

      7. The representations, warranties and agreements herein contained are made and given for the benefit of the Company and to induce the Company to sell and issue the Units to the Investor and each constitutes a material portion of the consideration therefor. The undersigned shall not be entitled to cancel, terminate or revoke this subscription except as permitted by applicable law.

      8. Each party hereto will pay its own expenses relating to this Subscription Agreement and the purchase of the Units by the Investor hereunder.

      9. This Subscription Agreement or any term hereof may not be changed, waived, discharged or terminated except with the prior written consent of the Investor and the Company.

      10. This Subscription Agreement shall be governed by and construed in accordance with the laws of the State of Delaware, without giving effect to principles of conflicts of law applicable thereto.

      11. This Subscription Agreement (i) shall be binding upon the Investor and the legal representatives, successors and assigns of the Investor, (ii) shall survive the closing of the transactions contemplated hereby and (iii) shall, if the Investor consists or more than one person, be the joint and several obligation of all such persons. This Subscription Agreement may be executed in one or more duplicate originals that shall, either singly or together, serve to represent one agreement between the parties.

      12. This Subscription Agreement shall not bind the Company until accepted by it.

            IN WITNESS WHEREOF, the Investor has executed this Subscription Agreement on the day and year first above written.


--------------------------------------------
(Name of Entity)



By:
    ----------------------------------------
         (Signature of Officer)
                                               Brusselsesteenweg 57
or                                             B-9280 Lebbeke
                                               Belgium
/s/ Alfons De Maeseneir
--------------------------------------------
(Name)

The Investor hereby agrees to purchase Two Million One Hundred Eighty-Seven Thousand Five Hundred Units for an aggregate purchase price of US$218,750 (equivalent to 175,000 Euros at $/(euro) rate of 1.25).


THE FOREGOING SUBSCRIPTION AGREEMENT IS HEREBY AGREED TO BY THE COMPANY:

NEW GENERATION HOLDINGS, INC.


By: /s/ Jacques Mot                            Dated: May 9, 2005
   -----------------------------------------          --------------------------
   Name:    Jacques Mot
   Title:   Chairman

                             SUBSCRIPTION AGREEMENT

                                               May 9, 2005

New Generation Holdings, Inc.
245 Park Avenue, 39th Floor
New York, New York 10167

Gentlemen:

      The undersigned investor (the "Investor") hereby agrees with you as follows:

      1. The Investor hereby agrees to purchase Three Million One Hundred Twenty-Five Thousand (3,125,000) separable units (the "Units") of New Generation Holdings, Inc., a Delaware corporation (the "Company") for an aggregate purchase price of US$312,500. Each Unit shall consist of: (a) one (1) share (a "Share") of Common Stock, par value US$0.001 per share of the Company, and (b) a warrant (a "Warrant") to purchase one (1) share of Common stock, par value US$0.001 per share, of the Company for every two (2) Shares at a price of US$0.35 per share for a period of three (3) years from the date hereof

      2. In connection with its purchase the Investor shall deliver (or has delivered), in addition to two (2) executed copies of this Agreement, its check, subject to collection, for the full amount of the purchase price of the Units payable to the order of "New Generation Holdings, Inc." in the amount set forth at the end of this Agreement. In lieu of delivery of a check, the Investor may send a wire transfer of immediately available funds and can get appropriate wire transfer instructions from the Company. The Investor agrees and acknowledges that this Subscription Agreement is and shall be irrevocable and that the purchase price is due and payable upon execution hereof.

      3. The Investor represents, warrants and agrees as follows, and the Investor acknowledges that the Investor has full knowledge that the Company intends to rely on such representations, warranties and agreements:

            (a) The Investor understands that this transaction has not been reviewed or passed upon by any governmental agency, Federal or state; that the Investor must bear the economic risk of all or part of its investment for an indefinite period; that the Units have not been registered under the United States Securities Act of 1933, as amended (the "1933 Act") and, therefore, cannot be resold or otherwise disposed of unless subsequently registered under the 1933 Act or unless an exemption from such registration is available; that the Investor is purchasing the Units for investment for the account of the Investor and not with any view toward resale or other distribution thereof; that the Investor agrees not to resell or otherwise dispose of all or any part of the Units, except as permitted by law, including, without limitation, any and all applicable regulations under the 1933 Act. For the foregoing reasons, an Investor will be required to retain ownership of the Units and bear the economic risk of its investment for an indefinite period.

            (b) The Investor has no need for liquidity in connection with its purchase of the Units.

            (c) The Investor currently has and had immediately prior to receipt of any offer regarding the Company such knowledge and experience in financial and business matters as to be able to evaluate the merits and risks of an investment in the Units.

            (d) The Investor is not acquiring the Units with a view to realizing any benefits under United States Federal income tax laws, and no representations have been made to the Investor that any such benefits will be available as a result of the Investor's acquisition, ownership, or disposition of the Units.

            (e) One or more of the categories set forth below correctly and in all respects describes each Investor, and the Investor has so indicated by signing its name, or by directing its duly authorized representatives to sign in its name and on its behalf, by circling the category or categories which so describe it or, if no such categories are applicable, it has so indicated by signing its name in the blank line that immediately follows:

                  (i) The Investor is a natural person whose net worth, either individually or jointly with such person's spouse, at the time of its purchase, exceeds $1,000,000.

                  (ii) The Investor is a natural person who had individual income in excess of $200,000 (or joint income with the Investor's spouse in excess of $300,000) in 2002 and 2003 and reasonably expects to have individual income in excess of $200,000 (or joint income with the Investor's spouse in excess of $300,000) in 2004.

                  (iii) The Investor is a director or executive of the Company.

                  (iv) The Investor is an entity which falls within one of the following categories of institutional accredited investors set forth in Rule 501(a) of Regulation D ("Regulation D") under the 1933 Act (sign on blank line following category of institutional accredited investor which describes the Investor):

                        (A) A bank as defined in Section 3(a)(2) of the 1933 Act or a savings and loan or other institution as defined in Section 3(a)(5)(A) of the 1933 Act, whether acting in regard to this investment in its individual or a fiduciary capacity.

                        (B) An insurance company as defined in Section 2(13) of the 1933 Act.

                        (C) An investment company registered under the Investment Company Act of 1940.

                        (D) A business development company as defined in Section 2(a)(48) of the Investment Company Act of 1940.

                        (E) A Small Business Investment Company licensed by the U.S. Small Business Administration under Section 301(c) or (d) of the Small Business Investment Act of 1958.

                        (F) An employee benefit plan within the meaning of Title I of the Employee Retirement Income Security Act of 1974, if the investment decision regarding this investment was made by a bank, insurance company or registered investment adviser, acting as a plan fiduciary, as defined in Section 3(21) of such act.

                        (G) An employee benefit plan within the meaning of Title I of the Employee Retirement Income Security Act of 1974 with total assets in excess of $5,000,000, whether or not the investment decision regarding this investment was made by a bank, insurance company or registered investment adviser.

                        (H) Private Business Development Company as defined in
Section 202(a)(22) of the Investment Advisers Act of 1940.

                        (I) An organization described in Section 501(c)(3) of the Internal Revenue Code, corporation, Massachusetts or similar business trust, or partnership, not formed for the specific purpose of acquiring the Units, with total assets in excess of $5,000,000.

                        (J) The Investor is an entity in which all of the equity holders are accredited investors as set forth in Rule 501(a)(8) of Regulation D and described in one or more of the categories set forth above in the subparagraphs of this Paragraph.

      4. The Investor understands that its answers to the questions set forth herein will be kept confidential by the Company. However, the Investor agrees that the Company may present this Subscription Agreement to those parties that it deems appropriate if called upon to establish the Company's entitlement to a limited or private offering exemption under the 1933 Act or any applicable state securities law.

      5. The Investor agrees that upon the request of the Company, at any time prior to closing of the transactions contemplated hereby, the Investor shall promptly execute and deliver to the Company any agreements or instruments as it may reasonably request in order to effect the purchase and issuance of the Units.

      6. The Company shall have the right, in its sole discretion, to imprint upon the Shares and Warrants issued hereunder any legends relating to the 1933 Act or state securities law or other applicable law as it deems necessary or advisable; provided, however, that the Company agrees to remove such legend and bear all costs and expenses of removal upon the registration of the Shares or the Company's common stock underlying the Warrants (the "Underlying Shares") upon the applicability of an exemption from registration with respect to such Shares and/or Underlying Shares.

      7. The representations, warranties and agreements herein contained are made and given for the benefit of the Company and to induce the Company to sell and issue the Units to the Investor and each constitutes a material portion of the consideration therefor. The undersigned shall not be entitled to cancel, terminate or revoke this subscription except as permitted by applicable law.

      8. Each party hereto will pay its own expenses relating to this Subscription Agreement and the purchase of the Units by the Investor hereunder.

      9. This Subscription Agreement or any term hereof may not be changed, waived, discharged or terminated except with the prior written consent of the Investor and the Company.

      10. This Subscription Agreement shall be governed by and construed in accordance with the laws of the State of Delaware, without giving effect to principles of conflicts of law applicable thereto.

      11. This Subscription Agreement (i) shall be binding upon the Investor and the legal representatives, successors and assigns of the Investor, (ii) shall survive the closing of the transactions contemplated hereby and (iii) shall, if the Investor consists or more than one person, be the joint and several obligation of all such persons. This Subscription Agreement may be executed in one or more duplicate originals that shall, either singly or together, serve to represent one agreement between the parties.

      12. This Subscription Agreement shall not bind the Company until accepted by it.

            IN WITNESS WHEREOF, the Investor has executed this Subscription Agreement on the day and year first above written.



--------------------------------------------
(Name of Entity)



By:
    ----------------------------------------
         (Signature of Officer)
                                               Brusselsesteenweg 57
or                                             B-9280 Lebbeke
                                               Belgium
/s/ Alfons De Maeseneir
--------------------------------------------
(Name)

The Investor hereby agrees to purchase Three Million One Hundred Twenty-Five Thousand Units for an aggregate purchase price of US$312,500 (equivalent to 250,000 Euros at $/(euro) rate of 1.25).


THE FOREGOING SUBSCRIPTION AGREEMENT IS HEREBY AGREED TO BY THE COMPANY:

NEW GENERATION HOLDINGS, INC.


By: /s/ Jacques Mot                            Dated: May 9, 2005
   -----------------------------------------         ---------------------------
   Name:    Jacques Mot
   Title:   Chairman